UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): September 19, 2023

Hennessy Capital Investment Corp. VI

(Exact name of Registrant as specified in its charter)

Delaware	001-40846	86-1626937
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

195 US HWY 50, Suite 309 Zephyr Cove, NV	89448
(Address of principal executive offices)	(Zip Code)

(775)-339-1671

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Shares of Class A common stock, par value $0.0001 per share	HCVI	The Nasdaq Stock Market LLC
Redeemable warrants, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	HCVIW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Class A common stock and one-third of one redeemable warrant	HCVIU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On September 19, 2023, Hennessy Capital Partners VI LLC (the “Sponsor”) and Hennessy Capital Investment Corp. VI (the “Company”) entered into an agreement (“Non-Redemption Agreement”) with an unaffiliated third party investor in exchange for such investor agreeing not to redeem an aggregate of 132,398 shares of Class A common stock (“Non-Redeemed Shares”) at the special meeting called by the Company (the “Meeting”) to approve a proposal to amend the Company’s amended and restated certificate of incorporation (the “Charter”) to extend the date by which the Company must consummate an initial business combination (the “Extension Amendment Proposal”) from October 1, 2023 to January 10, 2024 (the “Extension”). In exchange for the foregoing commitment not to redeem the Non-Redeemed Shares, the Sponsor has agreed to transfer to such investor an aggregate of 9,735 shares of Class B common stock of the Company held by the Sponsor, promptly following the closing of the Company’s initial business combination (but no later than two business days thereafter) if they do not exercise their redemption rights with respect to the Non-Redeemed Shares in connection with the Meeting and that the Extension Amendment Proposal is approved and effected by the Company’s filing with the Secretary of the State of Delaware of a Certificate of Amendment to the Charter. The Non-Redemption Agreement is not expected to increase the likelihood that the Extension Amendment Proposal is approved by the Company’s stockholders at the Meeting but will increase the amount of funds that remain in the Company’s trust account following the Meeting. The Company may enter into additional, similar non-redemption agreements in connection with the Meeting The foregoing summary of the Non-Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the form of Non-Redemption Agreement attached hereto as Exhibit 10.1, which is incorporated herein by reference.

Item 8.01. Other Events

On September 20, 2023, the Company announced the postponement of the Meeting until 9:00 AM Eastern time on September 29, 2023. Accordingly, the deadline for a demand for redemption of the public shares has been extended to 5:00 PM Eastern time on September 27, 2023.

The Company has determined that, if the Extension Amendment Proposal is approved and the Extension is implemented, it will not utilize any funds from its trust account to pay any potential excise taxes that may become due pursuant to the Inflation Reduction Act of 2022 upon a redemption of the public shares, including, but not limited to, in connection with a liquidation of the Company if the Company does not effect its initial business combination prior to its termination date.

Forward Looking Statements

This Current Report contains statements that are forward-looking and as such are not historical facts. These forward-looking statements include, but are not limited to, statements regarding our or our management team’s expectations, hopes, beliefs, intentions or strategies regarding the future and any other statements that are not statements of current or historical facts. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These forward-looking statements may be identified by the use of forward-looking terminology, including the words “anticipates,” “believes,” “continues,” “could,” “estimates,” “expects,” “intends,” “plans,” “may,” “might,” “plan,” “possible,” “potential,” “projects,” “predicts,” “will,” “would,” or “should,” or, in each case, their negative or other variations or comparable terminology, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and developments in the industry in which we operate, may differ materially from those made in or suggested by the forward-looking statements contained in this Current Report, and undue reliance should not be placed on forward-looking statements. In addition, even if our results or operations, financial condition and liquidity, and developments in the industry in which we operate are consistent with the forward-looking statements contained in this Current Report, those results or developments may not be indicative of results or developments in subsequent period. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Please refer to those risk factors described under “Item 1A. Risk Factors” of the Company’s Annual Report on Form 10-K filed with the SEC on March 28, 2023, under “Risk Factors” section in the Definitive Proxy Statement, and in other reports the Company files with the SEC.

No Offer or Solicitation

This Current Report shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act or an exemption therefrom.

Additional Information and Where to Find It

The Company urges investors, shareholders and other interested persons to read the Definitive Proxy Statement as well as other documents filed by the Company with the SEC, because these documents will contain important information about the Company and the Extension Amendment Proposal. Shareholders may obtain copies of the Definitive Proxy Statement, without charge, at the SEC’s website at www.sec.gov or by directing a request to the Company’s proxy solicitor, Morrow Sodali LLC, at 33 Ludlow Street, 5th Floor, South Tower, Stamford, CT 06902, Toll-Free (800) 662-5200 or (203) 658-9400, Email: HCVI.info@investor.morrowsodali.com.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Form of Non-Redemption Agreement
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HENNESSY CAPITAL INVESTMENT CORP. VI

Date: September 20, 2023	By:	/s/ Nicholas Petruska
		Name:	Nicholas Petruska
		Title:	Chief Financial Officer

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